SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) August 21, 2002



                          OLYMPUS COMMUNICATIONS, L.P.
                           OLYMPUS CAPITAL CORPORATION
             (Exact name of registrants as specified in its charter)



           Delaware                     333-19327                25-1622615
           Delaware                     0-19327-01               23-2417713
(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Numbers)        Identification Nos.)

               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrants' telephone number, including area code (814) 274-9830



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Item 5. Other Events.

Olympus Communications, L.P. ("Olympus Communications") is a limited partnership between ACC Operations, Inc. and ACC Holdings II, LLC, wholly-owned subsidiaries of Adelphia Communications Corporation ("Adelphia"). Olympus Capital Corporation ("Olympus Capital") is a wholly-owned subsidiary of Olympus Communications.

As used herein, the terms "Registrants" collectively refers to Olympus Communications and Olympus Capital.

On August 26, 2002, Adelphia and its 228 subsidiaries and partnerships and joint ventures, including the Registrants (collectively, the "Debtors") that filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") entered into an Amended and Restated Credit and Guaranty Agreement (the "Amended and Restated Credit Agreement"), among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc. Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein, each of the Financial Institutions from time to time party thereto, JP Morgan Chase Bank, as Administrative Agent, Citicorp USA, Inc., as Syndication Agent, and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp USA, Inc. as Collateral Agent, Wachovia Bank, N.A. as Co-Syndication Agent, and The Bank of Nova Scotia, Fleet National Bank, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents. The Amended and Restated Credit Agreement amends and restates in its entirety the Credit and Guaranty Agreement filed with the Securities and Exchange Commission on July 9, 2002. On August 23, 2002 the Bankruptcy Court issued the Final Order approving the Amended and Restated Credit Agreement and permitting the Debtors to borrow up to $1,500,000,000 pursuant to the terms of the Amended and Restated Credit Agreement. A copy of the Amended and Restated Credit Agreement is attached hereto as Exhibit 10.01.

Item 7(c). Exhibits

10.01 Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FontierVision Operating Partners, L.P., ACC Investment Holdings, Inc. Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein, each of the Financial Institutions from time to time party thereto, JP Morgan Chase Bank, as Administrative Agent, Citicorp USA, Inc., as Syndication Agent, and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp USA, Inc. as Collateral Agent, Wachovia Bank, N.A. as Co-Syndication Agent, and The Bank of Nova Scotia, Fleet National Bank, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents.



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Item 9. Regulation FD Disclosure

Affidavits of Daniel Aronson and Brian J. Fox (the "Affidavits") in Support of Adelphia Communication Corporation's Reply to DIP Objections, were filed with the Bankruptcy Court on August 21, 2002 which include certain financial analyses of the registrant prepared by its professional advisors. Copies of the Affidavits may be obtained from the Bankruptcy Court.

Information as to which borrower group each Debtor has been assigned to under the Amended and Restated Credit Agreement is included as Annex B to the Amended and Restated Credit Agreement which is filed as Exhibit 10.01 to this Form 8-K. An Adelphia Communications Corporation corporate organizational chart (file number N5894-1) and a chart depicting which borrower groups each Debtor has been assigned to under the Amended and Restated Credit Agreement (file number N5894-2) have been made available to certain persons at various hearings in the Bankruptcy Court. A copy of such charts may be obtained, for a fee, by calling the Trial Graphix Workflow Coordinator at 800-334-5403 and mentioning the above-referenced file numbers.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

As a result of actions taken by the former management of Adelphia Communications Corporation (the "Company"): (a) the Company has not yet completed its financial statements as of or for the year ended December 31, 2001, or received its independent auditors' report thereon or filed with the Securities and Exchange Commission (the "Commission") its Form 10-K for the year ended December 31, 2001, (b) the Company's former independent auditors, Deloitte & Touche LLP, suspended their auditing work on the Company's financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the years ended December 31, 1999 and 2000; (c) the Company has not yet completed its financial statements as of and for the three months ended March 31, 2002 or June 30, 2002, or filed with the SEC its Form 10-Q for the quarters ended March 31, 2002 or June 30, 2002; and (d) the Company expects to restate its financial statements for the years ended December 31, 1999 and 2000, and its interim financial statements for 2001 and possibly other periods. Current management took control in May 2002 and has retained new independent auditors and begun the preparation of new financial statements for the periods in question; however, the Company does not believe that it will have completed the preparation of the foregoing financial information prior to the conclusion of the third quarter. In addition, current management believes that the public information provided by prior management on other matters of interest to investors, such as the Company's rebuild percentage (the percentage of the Company's cable television systems that the Company believes have been upgraded to current standards), was unreliable. As a result,


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the Company anticipates that it may have to supplement the financial and other information contained in this Form 8-K and that such supplemental information may be material.

Cautionary Statement Regarding Forward Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements regarding Adelphia Communications Corporation and its subsidiaries' (collectively, the "Company's") expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Commission, including its recently filed Current Reports on Form 8-K, the most recently filed Quarterly Report on Form 10-Q, the Form 10-K for the year ended December 31, 2000, and the most recent prospectus supplement filed under Registration Statement No. 333-64224, under the section entitled "Risk Factors" contained therein. Factors that may affect the plans or results of the Company include, without limitation: (a) the Company's filing of a petition for relief under Chapter 11 of the United States Bankruptcy Code; (b) the results of litigation against the Company including the recently filed civil complaint by the Commission and the potential for a criminal indictment of the Company; (c) the lack of substantial cable industry experience among certain members of the Company's senior management; (d) the effects of government regulations and the actions of local cable franchise authorities; (e) the availability of debtor-in-possession financing and surety bonds to support the Company's operations; (f) the results of the Company's internal investigation and the matters described above under "Cautionary Statement Regarding Financial and Operating Data"; (g) actions of the Company's competitors; (h) the pricing and availability of equipment, materials, inventories and programming; (i) product acceptance and customer spending patterns; (j) the Company's ability to execute on its business plans, to provide uninterrupted service to its customers and to conduct, expand and upgrades its networks; (k) technological developments; (l) matters relating to or in connection with the recent bankruptcy filing and proceedings of Adelphia Business Solutions, Inc.; (m) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete; (n) the movement of interest rates and the resulting impact on the Company's interest obligations with respect to its pre-petition bank debt; and (o) the delisting of Adelphia Communication Corporation's common stock by Nasdaq. Many of such factors are beyond the control of the Company and its management.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 3, 2002                 OLYMPUS COMMUNICATIONS, L.P.
                                        (Registrant)

                                        By: ACC OPERATIONS, INC.,
                                            its Managing General Partner

                                        By: /s/ Christopher T. Dunstan
                                            ------------------------------
                                            Christopher T. Dunstan
                                            Chief Financial Officer


                                        OLYMPUS CAPITAL CORPORATION
                                        (Registrant)

                                        By: /s/ Christopher T. Dunstan
                                            ------------------------------
                                            Christopher T. Dunstan
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description

10.01 Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FontierVision Operating Partners, L.P., ACC Investment Holdings, Inc. Arahova Communications, Inc. and Adelphia California Cablevision, LLC, the Guarantors listed therein, each of the Financial Institutions from time to time party thereto, JP Morgan Chase Bank, as Administrative Agent, Citicorp USA, Inc., as Syndication Agent, and J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as Joint Bookrunners and Co-Lead Arrangers, Citicorp USA, Inc. as Collateral Agent, Wachovia Bank, N.A. as Co-Syndication Agent, and The Bank of Nova Scotia, Fleet National Bank, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents.


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